                                                        EXHIBIT 10.8(e)




[Logo]  FIRST CHICAGO     INTERNATIONAL TRADE BANKING
The First National Bank   ONE NORTH DEARBORN - 9TH FLOOR, MAIL SUITE 0812
of Chicago                CHICAGO, ILLINOIS 60670-0812 U.S.A.
                          TELEX: TRT 190201 FNBC UT Swift Address:FNBCUS44
                                 ITT 4330253 FNBCUI  FAX:(312) 407-1065
                                            TEL:  (312) 407-3843


                    IRREVOCABLE TRANSFERABLE LETTER OF CREDIT


                                                         December 29, 1994
                                                         **U.S. $5,369,699
                                                              No. 00361040

Harris Trust and Savings Bank, as trustee (the "Trustee") under the Indenture of
     Trust dated as of December 1, 1994 (the "Indenture"), between Counties of Warren and Washington Industrial Development Agency (the "Issuer"), and the Trustee
311 West Monroe Street
12th Floor
Chicago, Illinois 60606


Attention:        Indenture Trust Division

Ladies and Gentlemen:

         We hereby establish in your favor as Trustee for the benefit of the holders of the Bonds (as hereinafter defined), our irrevocable transferable Letter of Credit No. 00361040 for the account of Griffith Micro Science, Inc. (the "Applicant"), whereby we hereby irrevocably authorize you to draw on us from time to time, from and after the date hereof to and including the earliest to occur of our close of business on: (i) December 29, 1997 (as extended from time to time, the "Stated Expiration Date"), (ii) the earlier of (A) the date which is the Business Day following an Adjustable Rate Conversion Date or a CP Rate Conversion Date (as such terms are defined in the Indenture) with respect to all of the Bonds as such date is specified in a certificate in the form of Exhibit A hereto (the "Conversion Date") or (B) the date on which the Bank honors drawings under the Letter of Credit on or after the Conversion Date,
(iii) the date which is the Business Day following receipt from you of a certificate in the form set forth as Exhibit B hereto, (iv) the date on which an Acceleration Drawing is honored by us, and (v) the date which is fifteen (15) days following receipt by you of a written notice from us specifying the occurrence of an Event of Default under the Reimbursement Agreement dated as of December 1, 1994, between the Applicant and us (the "Reimbursement Agreement") and directing you to accelerate the Bonds (the earliest of such dates being referred to herein as the "Termination Date"), a maximum aggregate amount not exceeding Five Million Three Hundred Sixty-nine Thousand Six Hundred Ninety-nine Dollars (U.S. $5,369,699 - the "Original Stated Amount") to pay principal of and accrued interest on, or the purchase price of, the $5,300,000 Counties of Warren and Washington Industrial Development Agency Industrial Development Revenue Bonds Series 1994 (Griffith Micro Science, Inc. Project) issued by the Issuer (the "Bonds"), in accordance with the terms hereof (said $5,369,699 having been calculated to be equal to $5,300,000, the original principal amount of the Bonds, plus $69,699 which is at least forty-eight (48) days'

[Logo]  FIRST CHICAGO     INTERNATIONAL TRADE BANKING
The First National Bank   ONE NORTH DEARBORN - 9TH FLOOR, MAIL SUITE 0812
of Chicago                CHICAGO, ILLINOIS 60670-0812 U.S.A.
                          TELEX: TRT 190201 FNBC UT Swift Address:FNBCUS44
                                 ITT 4330253 FNBCUI  FAX:(312) 407-1065
                                            TEL:  (312) 407-3843



accrued interest on said principal amount of the Bonds at the rate of ten percent (10%) per annum (the "Cap Interest Rate")). This credit is available to you against presentation of the following documents (the "Payment Documents") presented to The First National Bank of Chicago (the "Bank") as described below:

                  A certificate (with all blanks appropriately completed) (i) in the form attached as Exhibit C hereto to pay accrued interest on the Bonds as provided for under Section 5.04 of the Indenture (an "Interest Drawing"), (ii) in the form attached as Exhibit D hereto to pay the principal amount of and accrued interest on the Bonds in respect of any redemption of the Bonds as provided for in Section 5.04 of the Indenture (a "Redemption Drawing"), provided that in the event the date of redemption or purchase coincides with an Interest Payment Date (as defined in the Indenture) the Redemption Drawing shall not include any accrued interest on the Bonds (which interest is payable pursuant to an Interest Drawing), (iii) in the form attached as Exhibit E hereto, to pay the purchase price of Bonds tendered or deemed tendered for purchase as provided for in Section 3.08 of the Indenture which have not been successfully remarketed or for which the purchase price has not been received by the Tender Agent or the Remarketing Agent (as such terms are defined in the Indenture) by 10:00 A.M., Chicago time, on the purchase date (a "Liquidity Drawing"), provided that in the event the purchase date coincides with an Interest Payment Date, the Liquidity Drawing shall not include any accrued interest on the Bonds (which interest is payable pursuant to an Interest Drawing), (iv) in the form attached as Exhibit F hereto, to pay the principal of and accrued interest in respect of Bonds the payment of which has been accelerated pursuant to Section 5.04 of the Indenture (an "Acceleration Drawing"), or (v) in the form attached as Exhibit G hereto to pay the principal amount of Bonds maturing on December 1, 2014 (a "Stated Maturity Drawing"), each certificate to state therein that it is given by your duly authorized officer and dated the date such certificate is presented hereunder. No drawings shall be made under this Letter of Credit for Pledged Bonds or Company Bonds (as defined in the Indenture).

         All drawings shall be made by presentation of each Payment Document at our office at One First National Plaza, Attention: L/C Manager, Mail Suite 0236, Chicago, Illinois 60670-0236 as aforesaid, by tested telex (at telex number
(312) 433-0253 Answerback: FNBCUI) or by telecopier (at telecopier number (312) 407-1065), without further need of documentation, including the original of this Letter of Credit, it being understood that

[Logo]  FIRST CHICAGO     INTERNATIONAL TRADE BANKING
The First National Bank   ONE NORTH DEARBORN - 9TH FLOOR, MAIL SUITE 0812
of Chicago                CHICAGO, ILLINOIS 60670-0812 U.S.A.
                          TELEX: TRT 190201 FNBC UT Swift Address:FNBCUS44
                                 ITT 4330253 FNBCUI  FAX:(312) 407-1065
                                            TEL:  (312) 407-3843




each Payment Document so submitted is to be the sole operative instrument of drawing. You shall use your best efforts to give telephonic notice of a drawing to the Bank at its Letter of Credit Department, ((312) 407-3943) on the Business Day preceding the day of such drawing (but such notice shall not be a condition to drawing hereunder and you shall have no liability for not doing so).

         We agree to honor and pay the amount of any Interest, Redemption, Liquidity, Acceleration or Stated Maturity Drawing if presented in compliance with all of the terms of this Letter of Credit. If such drawing, other than a Liquidity Drawing or an Interest Drawing, is presented prior to 11:00 A.M., Chicago time, on a Business Day, payment shall be made to the account number or address designated by you of the amount specified, in immediately available funds, by 10:00 A.M., Chicago time, on the following Business Day. If any such drawing, other than a Liquidity Drawing or an Interest Drawing, is presented at or after 11:00 A.M., Chicago time, on a Business Day, payment shall be made to the account number or address designated by you of the amount specified, in immediately available funds, by 1:30 P.M., Chicago time, on the following Business Day. If a Liquidity Drawing or an Interest Drawing is presented prior to 10:30 A.M., Chicago time, on a Business Day, payment shall be made to the account number or address designated by you of the amount specified, in immediately available funds, by 1:30 P.M., Chicago time, on the same Business Day. If a Liquidity Drawing or an Interest Drawing is presented at or after 10:30 A.M., Chicago time, payment shall be made to the account number or address designated by you of the amount specified, in immediately available funds, by 10:00 A.M., Chicago time, on the following Business Day. Payments made hereunder shall be made by wire transfer to you or your designee or by deposit into your account with us in accordance with the instructions specified by the Trustee in the drawing certificate relating to a particular drawing hereunder. "Business Day" means any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in the city in which the principal corporate trust office of the Trustee is located, or in the City of Chicago, Illinois, are required or authorized by law or executive order to remain closed, or (iii) a day on which the New York Stock Exchange is closed.

         The Available Amount (as hereinafter defined) will be reduced automatically by the amount of any drawing hereunder; provided, however, that the amount of any Interest Drawing hereunder, less the amount of the reduction in the Available Amount attributable to interest as specified in a certificate in the form of Exhibit D or H hereto, shall be automatically reinstated effective the eleventh (11th) calendar day from the date of such drawing unless you shall have received notice to the contrary by telecopy (or other facsimile telecommunications) within ten (10) calendar days of the date of any Interest Drawing. After payment by us of a Liquidity Drawing, the obligation of the Bank to honor drawings under this Letter of Credit will be automatically reduced by an amount equal to the Original Purchase Price (as defined below) of any Bonds (or portions thereof) purchased pursuant to said drawing. In addition, prior to the Conversion Date, in the event of the remarketing of the Bonds (or portions thereof) previously purchased with the proceeds of a Liquidity Drawing, or in the event we are otherwise reimbursed

[Logo]  FIRST CHICAGO     INTERNATIONAL TRADE BANKING
The First National Bank   ONE NORTH DEARBORN - 9TH FLOOR, MAIL SUITE 0812
of Chicago                CHICAGO, ILLINOIS 60670-0812 U.S.A.
                          TELEX: TRT 190201 FNBC UT Swift Address:FNBCUS44
                                 ITT 4330253 FNBCUI  FAX:(312) 407-1065
                                            TEL:  (312) 407-3843


for amounts owing with respect to such drawing, our obligation to honor drawings hereunder will be automatically reinstated concurrently upon receipt by us, or the Trustee or the Tender Agent on our behalf, of an amount equal to the Original Purchase Price of such Bonds (or portion thereof); the amount of such reinstatement shall be equal to the Original Purchase Price of such Bonds (or portions thereof). "Original Purchase Price" shall mean the principal amount of any Bond purchased with the proceeds of a Liquidity Drawing plus the amount of accrued interest on such Bond paid with the proceeds of a Liquidity Drawing (and not pursuant to an Interest Drawing) upon such purchase.

         Upon receipt by us of a certificate of the Trustee in the form of Exhibit D or H hereto, the Letter of Credit will automatically and permanently reduce the amount available to be drawn hereunder by the amount specified in such certificate. Such reduction shall be effective as of the next Business Day following the date of delivery of such certificate.

         Upon any permanent reduction of the amounts available to be drawn under this Letter of Credit, as provided herein, we may deliver to you a substitute Letter of Credit in exchange for this Letter of Credit or an amendment to this Letter of Credit substantially in the form of Exhibit I hereto to reflect any such reduction. If we deliver to you such a substitute Letter of Credit you shall simultaneously surrender to us for cancellation the Letter of Credit then in your possession.

         The "Available Amount" shall mean the Original Stated Amount (i) less the amount of all prior reductions pursuant to Interest, Redemption, Liquidity, Acceleration or Stated Maturity Drawings, (ii) less the amount of any reduction thereof pursuant to a reduction certificate in the form of Exhibit D or H hereto to the extent such reduction is not already accounted for by a reduction in the Available Amount pursuant to (i) above, (iii) plus the amount of all reinstatements as above provided.

         Prior to the Termination Date, we may extend the Stated Expiration Date from time to time at the request of the Applicant by delivering to you an amendment to this Letter of Credit in the form of Exhibit K hereto designating the date to which the Stated Expiration Date is being extended. Each such extension of the Stated Expiration Date shall become effective on the Business Day following delivery of such notice to you and thereafter all references in this Letter of Credit to the Stated Expiration Date shall be deemed to be references to the date designated as such in such notice. Any date to which the Stated Expiration Date has been extended as herein provided may be extended in a like manner.

         Upon the Termination Date this Letter of Credit shall automatically terminate and be delivered to the Bank for cancellation.

         This Letter of Credit is transferable in whole only to your successor as Trustee. Any such transfer (including any successive transfer) shall be effective upon receipt by us (which receipt shall be subsequently confirmed in writing to the transferor and the transferee by the Bank) of a signed copy of the instrument effecting each such transfer signed by the transferor and by the transferee in the form of Exhibit J hereto (which shall be conclusive evidence of such transfer) and, in such case, the transferee instead of the transferor shall, without the necessity of further action, be entitled to all the benefits of and rights under this Letter of Credit in the transferor's place; provided that, in such case, any certificates of the Trustee to be provided hereunder shall be signed by one who states therein that he is a duly authorized officer or agent of the transferee.

         Communications with respect to this Letter of Credit shall be addressed to us at The First National Bank of Chicago, One First National Plaza, Chicago, Illinois 60670-0236, Attention: L/C Manager, Mail Suite 0236, specifically referring to the number of this Letter of Credit.

         To the extent not inconsistent with the express terms hereof, this Letter of Credit shall be governed by, and construed in accordance with, the terms of the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 (the "Uniform Customs"), except for Article 41 and the first sentence of Article 48(g) thereof. As to matters not governed by the Uniform Customs, this Letter of Credit shall be governed by and construed in accordance with the laws of the State of Illinois, including without limitation the Uniform Commercial Code as in effect in the State of Illinois.

         All payments made by us hereunder shall be made from our funds and not with the funds of any other person.

         This Letter of Credit sets forth in full the terms of our undertaking, and such undertaking shall not in any way be modified or amended by reference to any other document whatsoever.

                                           THE FIRST NATIONAL BANK OF CHICAGO



                                           By  [Illegible]
                                             ----------------------------------
                                             Its  OPERATIONS OFFICER/
                                             ASSISTANT VICE PRESIDENT

                                    EXHIBIT A
                                       TO
                       THE FIRST NATIONAL BANK OF CHICAGO
                                LETTER OF CREDIT

                                  NO. 00361040

                            NOTICE OF CONVERSION DATE


The First National Bank of Chicago
One First National Plaza
Chicago, Illinois 60670-0236
Attention:  L/C Manager

Ladies and Gentlemen:

         Reference is hereby made to that certain Irrevocable Transferable Letter of Credit No. 00361040 dated December 29, 1994 (the "Letter of Credit"), which has been established by you for the account of [Name of Applicant], in favor of the Trustee.

         The undersigned hereby certifies and confirms that an Adjustable Rate Conversion Date [or a CP Rate Conversion Date] with respect to all of the Bonds has occurred on [insert date], and, accordingly, said Letter of Credit shall terminate on the Business Day after such Conversion Date in accordance with its terms.

         All defined terms used herein which are not otherwise defined herein shall have the same meaning as in the Letter of Credit.



                                        -------------------------------------
                                        as Trustee


                                        By
                                          -----------------------------------
                                         [Title of Authorized Representative]

                                    EXHIBIT B
                                       TO
                       THE FIRST NATIONAL BANK OF CHICAGO
                                LETTER OF CREDIT

                                  NO. 00361040

                              NOTICE OF TERMINATION


The First National Bank of Chicago
One First National Plaza
Chicago, Illinois 60670-0236
Attention:  L/C Manager

Ladies and Gentlemen:

         Reference is hereby made to that certain Irrevocable Transferable Letter of Credit No. 00361040 dated December 29, 1994 (the "Letter of Credit"), which has been established by you for the account of [Name of Applicant] in favor of the Trustee.

         The undersigned hereby certifies and confirms that [(i) no Bonds (as defined in the Letter of Credit) remain Outstanding within the meaning of the Indenture, (ii) all drawings required to be made under the Indenture and available under the Letter of Credit have been made and honored, (iii) a substitute letter of credit has been issued to replace the Letter of Credit pursuant to the Indenture, or (iv) the Trustee is required to terminate the Letter of Credit in accordance with the terms of the Indenture and, accordingly, the Letter of Credit shall be terminated in accordance with its terms.

         All defined terms used herein which are not otherwise defined shall have the same meaning as in the Letter of Credit.



                                           -------------------------------------
                                           as Trustee


                                       By
                                          --------------------------------------
                                          [Title of Authorized Representative]

                           By Telecopy or Tested Telex

                                    EXHIBIT C
                                       TO
                       THE FIRST NATIONAL BANK OF CHICAGO
                                LETTER OF CREDIT

                                  NO. 00361040

                          INTEREST DRAWING CERTIFICATE


The First National Bank of Chicago
One First National Plaza
Chicago, Illinois 60670-0236
Attention:  L/C Manager


         The undersigned individual, a duly authorized representative of ____________________ (the "Beneficiary"), hereby CERTIFIES on behalf of the Beneficiary as follows with respect to (i) that certain Irrevocable Transferable Letter of Credit No. 00361040 dated December 29, 1994 (the "Letter of Credit"), issued by The First National Bank of Chicago (the "Bank") in favor of the Beneficiary; (ii) those certain Bonds (as defined in the Letter of Credit); and
(iii) that certain Indenture (as defined in the Letter of Credit):

         1. The Beneficiary is the Trustee (as defined in the Letter of Credit) under the Indenture.

         2. The Beneficiary is entitled to make this drawing in the amount of $____________ under the Letter of Credit pursuant to the Indenture with respect to the payment of interest due on all Bonds outstanding on the Interest Payment Date (as defined in the Indenture) occurring on [insert applicable date][, other than Company Bonds or Pledged Bonds (as defined in the Indenture)].

         3. The amount of the drawing is equal to the amount required to be drawn by the Trustee pursuant to Section 5.04 of the Indenture.

         4. The amount of the drawing made by this Certificate was computed in compliance with the terms of the Indenture and, when added to the amount of any other drawing under the Letter of Credit made simultaneously herewith, does not exceed the Available Amount (as defined in the Letter of Credit).

          5. Payment by the Bank pursuant to this drawing shall be made to ______________ __________, ABA Number ________________, Account Number
________________, Attention:____________________, Re:______________________.

         IN WITNESS WHEREOF, this Certificate has been executed this _______ day of _____________________, 19___.



                                         ---------------------------------------
                                         as Trustee


                                         By
                                            ------------------------------------
                                            [Title of Authorized Representative]

                           By Telecopy or Tested Telex

                                    EXHIBIT D
                                       TO
                       THE FIRST NATIONAL BANK OF CHICAGO
                                LETTER OF CREDIT

                                  NO. 00361040

                  REDEMPTION DRAWING AND REDUCTION CERTIFICATE


The First National Bank of Chicago
One First National Plaza
Chicago, Illinois 60670-0236
Attention:  L/C Manager


          The undersigned individual, a duly authorized representative of ____________________ ________________________ (the "Beneficiary"), hereby
CERTIFIES on behalf of the Beneficiary as follows with respect to (i) that certain Irrevocable Transferable Letter of Credit No. 00361040 dated December 29, 1994 (the "Letter of Credit"), issued by The First National Bank of Chicago (the "Bank") in favor of the Beneficiary; (ii) those certain Bonds (as defined in the Letter of Credit); and (iii) that certain Indenture (as defined in the Letter of Credit):

         1. The Beneficiary is the Trustee (as defined in the Letter of Credit) under the Indenture.

         2. The Beneficiary is entitled to make this drawing in the amount of $___________ under the Letter of Credit pursuant to Section 5.04 of the Indenture.

         3. (a) The amount of this drawing is equal to (i) the principal amount of Bonds to be redeemed by the Issuer (as defined in the Letter of Credit) pursuant to Section 5.04 of the Indenture on [insert applicable date] (the "Redemption Date") [other than Company Bonds or Pledged Bonds (as defined in the Indenture)], plus (ii) interest on such Bonds accrued from the immediately preceding Interest Payment Date (as defined in the Indenture) to the Redemption Date, provided that in the event the Redemption Date coincides with an Interest Payment Date this drawing does not include any accrued interest on such Bonds.

                           (b)      Of the amount stated in paragraph 2 above:

          (i) $____________ is demanded in respect of the principal amount of the Bonds referred to in subparagraph (a) above; and

          (ii) $____________ is demanded in respect of accrued interest on such Bonds.

          4. Payment by the Bank pursuant to this drawing shall be made to ______________ ________________________, ABA Number
____________________________, Account Number _______________________,
Attention:______________________________________, Re:
___________________________.

         5. The amount of the drawing made by this Certificate was computed in compliance with the terms and conditions of the Indenture and, when added to the amount of any other drawing under the Letter of Credit made simultaneously herewith, does not exceed the Available Amount (as defined in the Letter of Credit).

         6. Upon payment of the amount drawn hereunder, the Bank is hereby directed to permanently reduce the Available Amount by $[insert amount of reduction] and the Available Amount shall thereupon equal $[insert new Available Amount]. The Available Amount has been reduced by an amount equal to the principal of Bonds paid with this drawing and an amount equal to forty eight
(48) days' interest thereon at the Cap Interest Rate (as defined in the Letter of Credit).

         7. Of the amount of the reduction stated in paragraph 6 above:

                     (i) $____________ is attributable to the principal amount of Bonds redeemed; and

                     (ii) $____________ is attributable to interest on
            such Bonds (i.e., 48 days' interest thereon at the Cap
            Interest Rate).

         8. The amount of the reduction in the Available Amount has been computed in accordance with the provisions of the Letter of Credit.

         9. Following the reduction, the Available Amount shall be at least equal to the aggregate principal amount of the Bonds outstanding (to the extent such Bonds are not Pledged Bonds or Company Bonds (as defined in the Indenture)) plus forty eight (48) days' interest thereon at the Cap Interest Rate.

         10. In the case of a redemption pursuant to Section 3.01 of the Indenture, the Trustee, prior to giving notice of redemption to the owners of the Bonds, received written evidence from the Bank that the Bank has consented to such redemption.

         IN WITNESS WHEREOF, this Certificate has been executed this _______ day of _____________________, 19___.



                                          --------------------------------------
                                          as Trustee


                                       By
                                          --------------------------------------
                                            [Title of Authorized Representative]

                           By Telecopy or Tested Telex

                                    EXHIBIT E
                                       TO
                       THE FIRST NATIONAL BANK OF CHICAGO
                                LETTER OF CREDIT

                                  NO. 00361040

                          LIQUIDITY DRAWING CERTIFICATE


The First National Bank of Chicago
One First National Plaza
Chicago, Illinois 60670-0236
Attention:  L/C Manager


         The undersigned individual, a duly authorized representative of _________________ (the "Beneficiary") hereby CERTIFIES as follows with respect to (i) that certain Irrevocable Transferable Letter of Credit No. 00361040 dated December 29, 1994 (the "Letter of Credit") issued by The First National Bank of Chicago (the "Bank") in favor of the Beneficiary; (ii) those certain Bonds (as defined in the Letter of Credit); and (iii) that certain Indenture (as defined in the Letter of Credit):

         1.       The Beneficiary is the Trustee under the Indenture.

         2. The Beneficiary is entitled to make this drawing under the Letter of Credit in the amount of $____________ with respect to the payment of the purchase price of Bonds tendered or deemed tendered for purchase in accordance with Section 3.08 of the Indenture and to be purchased on [insert applicable date] (the "Purchase Price") which Bonds have not been remarketed as provided in the Indenture or the purchase price of which has not been received by the Tender Agent or the Remarketing Agent (as such terms are defined in the Indenture) by 10:00 A.M., Chicago time, on said Purchase Date.

         3. (a) The amount of the drawing is equal to (i) the principal amount of Bonds to be purchased pursuant to the Indenture on the Purchase Date [other than Pledged Bonds and Company Bonds (as such terms are defined in the Indenture)], plus (ii) interest on such Bonds accrued from the immediately preceding Interest Payment Date (as defined in the Indenture) (or if none, the date of issuance of the Bonds) to the Purchase Date, provided that in the event the Purchase Date coincides with an Interest Payment Date this drawing does not include any accrued interest on such Bonds.

              (b)      Of the amount stated in paragraph (2) above:

                 (i) $______________ is demanded in respect of the principal portion of the purchase price of the Bonds referred to in subparagraph (2) above; and

                 (ii) $______________ is demanded in respect of payment of the interest portion of the purchase price of such Bonds.

         4. The amount of the drawing made by this Certificate was computed in compliance with the terms and conditions of the Indenture and, when added to the amount of any other drawing under the Letter of Credit made simultaneously herewith, does not exceed the Available Amount (as defined in the Letter of Credit).

         5. If the Bonds are not then in a Book-Entry System (as defined in the Indenture), the Beneficiary will register or cause to be registered in the name of the Applicant, upon payment of the amount drawn hereunder, Bonds in the principal amount of the Bonds being purchased with the amounts drawn hereunder and will deliver such Bonds to the Trustee in accordance with the Indenture. If the Bonds are then in a Book-Entry System, the records of the Securities Depository (as defined in the Indenture) will reflect the Bonds being held for the account of the Trustee and the Trustee will maintain such beneficial interest for the benefit of the Bank as provided in the Indenture.

          6. Payment by the Bank pursuant to this drawing shall be made to ______________ ________________________, ABA Number
____________________________, Account Number _______________________,
Attention:______________________________________, Re:
___________________________.



         IN WITNESS WHEREOF, this Certificate has been executed this _______ day of _____________________, 19___.



                                            ------------------------------------
                                            as Trustee


                                       By
                                            ------------------------------------
                                            [Title of Authorized Representative]

                           By Telecopy or Tested Telex

                                    EXHIBIT F
                                       TO
                       THE FIRST NATIONAL BANK OF CHICAGO
                                LETTER OF CREDIT

                                  NO. 00361040

                        ACCELERATION DRAWING CERTIFICATE


The First National Bank of Chicago
One First National Plaza
Chicago, Illinois 60670-0236
Attention:  L/C Manager


         The undersigned individual, a duly authorized representative of _________________ (the "Beneficiary"), hereby CERTIFIES on behalf of the Beneficiary as follows with respect to (i) that certain Irrevocable Transferable Letter of Credit No. 00361040 dated December 29, 1994 (the "Letter of Credit"), issued by The First National Bank of Chicago (the "Bank") in favor of the Beneficiary; (ii) those certain Bonds (as defined in the Letter of Credit); and
(iii) that certain Indenture (as defined in the Letter of Credit):

         1.       The Beneficiary is the Trustee under the Indenture.

         2. An Event of Default has occurred under subsection [insert subsection] of Section 6.01 of the Indenture and the Trustee has declared the principal of and accrued interest on all Bonds then outstanding immediately due and payable. The Beneficiary is entitled to make this drawing in the amount of $____________ under the Letter of Credit pursuant to Section 5.04 of the Indenture in order to pay the principal of and interest accrued on the Bonds due to an acceleration thereof in accordance with Section 6.02 of the Indenture.

         3. (a) The amount of this drawing is equal to (i) the principal amount of Bonds outstanding on [insert date of acceleration] (the "Acceleration Date") [other than Pledged Bonds or Company Bonds (as such terms are defined in the Indenture)], plus (ii) interest on such Bonds accrued from the immediately preceding Interest Payment Date (as defined in the Indenture) (or if none, the date of issuance of the Bonds) to the Acceleration Date.

             (b)      Of the amount stated in paragraph 2 above:

                           (i) $____________ is demanded in respect of the principal portion of the Bonds referred to in subparagraph
            (a) above; and

                           (ii) $____________ is demanded in respect of accrued
            interest on such Bonds.

         4. The amount of this drawing made by this Certificate was computed in compliance with the terms and conditions of the Indenture and, when added to the amount of any drawing under the Letter of Credit made simultaneously herewith, does not exceed the Available Amount (as defined in the Letter of Credit).

          5. Payment by the Bank pursuant to this drawing shall be made to ______________ ________________________, ABA Number
____________________________, Account Number _______________________,
Attention:______________________________________, Re:
___________________________.



         IN WITNESS WHEREOF, this Certificate has been executed this _______ day of _____________________, 19___.




                                            ------------------------------------
                                            as Trustee


                                       By
                                            ------------------------------------
                                            [Title of Authorized Representative]

                           By Telecopy or Tested Telex

                                    EXHIBIT G
                                       TO
                       THE FIRST NATIONAL BANK OF CHICAGO
                                LETTER OF CREDIT

                                  NO. 00361040

                       STATED MATURITY DRAWING CERTIFICATE


The First National Bank of Chicago
One First National Plaza
Chicago, Illinois 60670-0236
Attention:  L/C Manager


         The undersigned individual, a duly authorized representative of ____________________ (the "Beneficiary"), hereby CERTIFIES on behalf of the Beneficiary as follows with respect to (i) that certain Irrevocable Transferable Letter of Credit No. 00361040 dated December 29, 1994 (the "Letter of Credit"), issued by The First National Bank of Chicago (the "Bank") in favor of the Beneficiary; (ii) those certain Bonds (as defined in the Letter of Credit); and
(iii) that certain Indenture (as defined in the Letter of Credit):

         1.       The Beneficiary is the Trustee under the Indenture.

         2. The Beneficiary is entitled to make this drawing in the amount of $____________ under the Letter of Credit pursuant to Section 5.04 of the Indenture.

         3. The amount of this drawing is equal to the principal amount of Bonds outstanding on ______________, ________, the maturity date thereof as specified in Section 5.04 of the Indenture[, other than Pledged Bonds or Company Bonds (as such terms are defined in the Indenture)].

         4. The amount of this drawing made by this Certificate was computed in compliance with the terms and conditions of the Indenture and, when added to the amount of any other drawing under the Letter of Credit made simultaneously herewith, does not exceed the Available Amount (as defined in the Letter of Credit) .

          5. Payment by the Bank pursuant to this drawing shall be made to ______________ ________________________, ABA Number
____________________________, Account Number _______________________,
Attention:______________________________________, Re:
___________________________.

         IN WITNESS WHEREOF, this Certificate has been executed this _______ day of _____________________, 19___.




                                            ------------------------------------
                                            as Trustee


                                       By
                                            ------------------------------------
                                            [Title of Authorized Representative]

                                    EXHIBIT H
                                       TO
                       THE FIRST NATIONAL BANK OF CHICAGO
                                LETTER OF CREDIT

                                  NO. 00361040

                              REDUCTION CERTIFICATE


The First National Bank of Chicago
One First National Plaza
Chicago, Illinois 60670-0236
Attention:  L/C Manager


         The undersigned hereby CERTIFIES with respect to (i) that certain Irrevocable Transferable Letter of Credit No. 00361040 dated December 29, 1994 (the "Letter of Credit"), issued by The First National Bank of Chicago (the "Bank") in favor of the Beneficiary; (ii) those certain Bonds (as defined in the Letter of Credit); and (iii) that certain Indenture (as defined in the Letter of Credit):

         1.       The Beneficiary is the Trustee under the Indenture.

         2. Upon receipt by the Bank of this Certificate, the Available Amount (as defined in the Letter of Credit) shall be reduced by $__________ and the Available Amount shall thereupon equal $___________.
$___________ of the new Available Amount is attributable to interest.

         3. The amount of the reduction in the Available Amount has been computed in accordance with the provisions of the Letter of Credit.

         4. Following the reduction, the Available Amount shall be at least equal to the aggregate principal amount of the Bonds outstanding (other than Pledged Bonds or Company Bonds (as such terms are defined in the Indenture)) plus forty eight (48) days' interest thereon at the Cap Interest Rate (as defined in the Letter of Credit).

         IN WITNESS WHEREOF, this Certificate has been executed this _______ day of _____________________, 19___.



                                            ------------------------------------
                                            as Trustee


                                       By
                                            ------------------------------------
                                            [Title of Authorized Representative]

                                    EXHIBIT I
                                       TO
                       THE FIRST NATIONAL BANK OF CHICAGO
                                LETTER OF CREDIT

                                  NO. 00361040

                               NOTICE OF AMENDMENT


[TRUSTEE]
Harris Trust and Savings Bank
311 West Monroe Street
12th Floor
Chicago, Illinois 60606

Attention:

Ladies and Gentlemen:

         Reference is hereby made to that certain Irrevocable Transferable Letter of Credit No. 00361040 dated December 29, 1994 (the "Letter of Credit"), established by us in your favor as Beneficiary. We hereby notify you that, in accordance with the terms of the Letter of Credit and that certain Reimbursement Agreement dated as of December 1, 1994, among Griffith Micro Science, Inc. and us, the Available Amount (as defined in the Letter of Credit) has been reduced to $____________.

         This letter should be attached to the Letter of Credit and made a part thereof.

                                            The First National Bank of Chicago

                                       By
                                          --------------------------------------

                                           Its
                                              ----------------------------------

                                    EXHIBIT J
                                       TO
                       THE FIRST NATIONAL BANK OF CHICAGO
                                LETTER OF CREDIT

                                  NO. 00361040

                              TRANSFER CERTIFICATE


The First National Bank of Chicago
One First National Plaza
Chicago, Illinois 60670-0236
Attention:  L/C Manager

Ladies and Gentlemen:

         Reference is made to that certain Irrevocable Transferable Letter of Credit No. 00361040 dated December 29, 1994 (the "Letter of Credit") which has been established by the Bank in favor of
-------------------------------------.

         The undersigned, a duly authorized officer or agent of [Name of Transferor], has transferred and assigned (and hereby confirms to you said transfer and assignment) all of its rights in and under said Letter of Credit to [Name of Transferee] and confirms that [Name of Transferor] no longer has any rights under or interest in said Letter of Credit.

         Transferor and Transferee have indicated on the face of said Letter of Credit that it has been transferred and assigned to Transferee.

         The undersigned, a duly authorized officer or agent of the Transferee, hereby certifies that the Transferee is a duly authorized Transferee under the terms of said Letter of Credit and is accordingly entitled, upon presentation of the documents called for therein, to receive payment thereunder.



                                            ------------------------------------
                                            Name of Transferor


                                       By
                                            ------------------------------------
                                            [Title of Authorized Officer
                                             of Transferor]


                                            ------------------------------------
                                            Name of Transferor


                                       By
                                            ------------------------------------
                                            [Title of Authorized Officer
                                             of Transferor]

                                    EXHIBIT K
                                       TO
                       THE FIRST NATIONAL BANK OF CHICAGO
                                LETTER OF CREDIT

                                  NO. 00361040

                               NOTICE OF EXTENSION


[TRUSTEE]
Harris Trust and Savings Bank
311 West Monroe Street
12th Floor
Chicago, Illinois 60606

Attention:

Ladies and Gentlemen:

         Reference is hereby made to that certain Irrevocable Transferable Letter of Credit No. 00361040 dated December 29, 1994 (the "Letter of Credit"), established by us in your favor as Beneficiary. We hereby notify you that, in accordance with the terms of the Letter of Credit and that certain Reimbursement Agreement dated as of December 1, 1994, between [Name of Applicant] and us, the Stated Expiration Date (as defined in the Letter of Credit) has been extended to ______________, _______.

         This letter should be attached to the Letter of Credit and made a part thereof.

                                   THE FIRST NATIONAL BANK OF CHICAGO

                                  By
                                     -------------------------------------------
                                     Its
                                         ---------------------------------------